UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2021

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NCBS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement
Nicolet Bankshares, Inc. (“Nicolet”) and Mackinac Financial Corporation (“Mackinac”) entered into an Agreement and Plan of Merger, dated April 12, 2021 (the “Merger Agreement”), pursuant to which Mackinac will merge with and into Nicolet (the “Merger”). Following the Merger, mBank, the wholly-owned bank subsidiary of Mackinac, will merge with and into Nicolet National Bank, Nicolet’s wholly-owned bank subsidiary, with Nicolet National Bank continuing as the surviving bank and all bank branches operating under the Nicolet National Bank brand.

Nicolet and Mackinac have agreed to prepare and file with the Securities and Exchange Commission a registration statement on Form S-4, which will include a proxy statement/prospectus to be mailed to both Nicolet and Mackinac shareholders. As soon as practicable following effectiveness of the registration statement on Form S-4, Nicolet and Mackinac will each call a special shareholder meeting to approve the Merger Agreement.

Merger Consideration: Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger, Mackinac shareholders will have the right to receive 0.22 shares of Nicolet common stock and $4.64 in cash for each share of common stock of Mackinac with total consideration to consist of approximately 80% stock and 20% cash.

Closing Conditions: Consummation of the Merger is subject to certain customary closing conditions, including without limitation, (i) approval of the Merger Agreement by both Nicolet and Mackinac shareholders, (ii) the receipt of all requisite regulatory approvals, and (iii) receipt of a tax opinion of Nicolet’s counsel that the Merger will qualify as a tax-free reorganization.

Representations, Warranties and Covenants: The Merger Agreement includes detailed representations, warranties and covenant provisions that are customary for transactions of this type.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

The representations and warranties set forth in the Merger Agreement have been made solely for the benefit of the parties to the
Merger Agreement. In addition, such representations and warranties (i) have been made only for the purpose of the Merger Agreement; (ii) have been qualified by the disclosures made to the other party in connection with the Merger Agreement; (iii) are subject to materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors; and (iv) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties and not for the purpose of establishing such matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information. Investors should read the Merger Agreement together with the other information concerning Nicolet and Mackinac that is in reports and statements filed with the SEC.

Item 8.01	Other Events
On April 12, 2021, Nicolet Bankshares, Inc. (“Nicolet”), and Mackinac Financial Corporation (“Mackinac”), issued a joint press release announcing that the companies have entered into a definitive merger agreement dated April 12, 2021 (the “Merger Agreement”), pursuant to which Mackinac will merge with and into Nicolet (the “Merger”). A copy of the joint press release is attached hereto as Exhibit 99.1. In addition, Nicolet is providing supplemental information regarding the proposed merger in the investor presentation slides attached hereto as Exhibit 99.2.

The Merger Agreement was unanimously approved by the board of directors of each company. It is subject to shareholder approval of each company, regulatory approvals and other customary closing conditions. The Merger is expected to close in the third quarter of 2021. Upon consummation of the transaction, the branch offices of mBank are expected to open as Nicolet National Bank branches.

Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995.
Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the federal securities law. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the proposed merger between Nicolet and Mackinac, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Nicolet and Mackinac with the SEC, risks and uncertainties for Nicolet, Mackinac and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of Mackinac’s operations with those of Nicolet will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed merger; (4) changes to tax legislation and their potential effects on the accounting for the merger; (5) the inability to complete the proposed merger due to the failure of Nicolet’s or Mackinac’s shareholders to adopt the Merger Agreement; (6) the failure to satisfy other conditions to completion of the proposed merger, including receipt of required regulatory and other approvals; (7) the failure of the proposed merger to close for any other reason; (8) diversion of management's attention from ongoing business operations and opportunities due to the proposed merger; (9) the challenges of integrating and retaining key employees; (10) the effect of the announcement of the proposed merger on Nicolet’s, Mackinac’s or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) dilution caused by Nicolet’s issuance of additional shares of Nicolet common stock in connection with the merger; (13) the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of Nicolet, Mackinac and the combined company; (14) changes in consumer demand for financial services; and (15) general competitive, economic, political and market conditions and fluctuations. Please refer to each of Nicolet’s and Mackinac’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

All forward-looking statements included in this communication are made as of the date hereof and are based on information available to management at that time. Except as required by law, neither Nicolet nor Mackinac assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Important Information and Where to Find It
This communication relates to the proposed merger transaction involving Nicolet and Mackinac. In connection with the proposed merger, Nicolet and Mackinac will file a joint proxy statement/prospectus on Form S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NICOLET, MACKINAC AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be delivered to shareholders of Nicolet and Mackinac. Investors may obtain copies of the joint proxy statement/prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www.sec.gov). Copies of the documents filed with the SEC by Nicolet will be available free of charge on Nicolet’s website at www.nicoletbank.com. Copies of the documents filed with the SEC by Mackinac will be available free of charge on Mackinac’s website at www.bankmbank.com.

Nicolet, Mackinac and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Nicolet and the shareholders of Mackinac in connection with the proposed merger. Information about the directors and executive officers of Nicolet and Mackinac will be included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC. Information about the directors and executive officers of Nicolet is also included in the proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 2, 2021. Information about the directors and executive officers of Mackinac is also included in the proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on April 22, 2020. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor Relations & Media Contacts:

Mackinac:	Paul Tobias – Chief Executive Officer, Mackinac Financial Corporation
Phone: 248.290.5901
Email: ptobias@bankmbank.com

Kelly George – President & CEO, mBank
Phone: 906.341.7140
Email: kgeorge@bankmbank.com

Nicolet:	Mike Daniels – President & CEO, Nicolet National Bank
Jeff Gahnz – VP, Marketing / Public Relations, Nicolet National Bank
Phone: 920.430.1400
Email: mdaniels@nicoletbank.com or jgahnz@nicoletbank.com

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger Between Nicolet Bankshares, Inc. and Mackinac Financial Corporation dated April 12, 2021
99.1	Joint Press Release, dated April 12, 2021
99.2	Supplemental Investor Presentation, dated April 12, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 12, 2021	NICOLET BANKSHARES, INC.

		By:	/s/ Ann K. Lawson
Ann K. Lawson
Chief Financial Officer